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                                                                Exhibit 10.1

               GROSS ADMINISTRATIVE CHARGE TRANSFER AGREEMENT
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                  THIS TRANSFER AGREEMENT (the "Agreement"), dated as of
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October 1, 2005, is by and between Ameriprise Financial, Inc., a corporation organized under the laws of the State of Delaware (fka American Express Financial Corporation) (the "Transferor"), and RiverSource Investments, LLC,
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a limited liability company organized under the laws of the State of
Minnesota (fka American Express Asset Management Group Inc.) (the
"Transferee").
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                  WHEREAS, Transferor has entered into a gross
administrative charge agreement with IDS Life Insurance Company ("IDSL"), as such agreement has been amended, supplemented or revised from time to time (the "Gross Administrative Charge Agreement");
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                  WHEREAS, Transferee is a wholly-owned subsidiary of
Transferor;

                  WHEREAS, Transferor is the managing member of Transferee;

                  WHEREAS, Transferor, as part of a corporate restructuring, has determined to transfer the Gross Administrative Charge Agreement to Transferee, and Transferee has agreed to assume the rights and obligations of Transferor under the Gross Administrative Charge Agreement, as set forth herein; and

                  WHEREAS, Transferor has provided a copy of this Agreement, in the form set forth herein, to IDSL.

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1.       TRANSFER. Effective as of the date of this Agreement,
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Transferor hereby assigns and transfers (collectively, the "Transfer") to
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Transferee all of Transferor's right, title, benefit, privileges and interest in and to, and all of Transferor's burdens, obligations and liabilities in connection with, the Gross Administrative Charge Agreement; provided, however, that Transferor is not transferring or assigning, and
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shall remain responsible for, all liabilities that Transferor otherwise would have had but for the Transfer arising out of or otherwise relating to Transferor's performance under the Gross Administrative Charge Agreement prior to the date of this Agreement. Transferee hereby accepts the Transfer and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of Transferor to be observed, performed, paid or discharged from and after the date of this Agreement, in connection with the Gross Administrative Charge Agreement. Except as provided herein, the Gross Administrative Charge Agreement shall have the same force and effect as if such agreement were executed by Transferee.

         2.       BOOKS AND RECORDS. Transferor agrees to work with Transferee
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to effect an orderly transition of the books and records required to be transferred in connection with the transfer of the Gross Administrative
Charge Agreement, which transition shall not exceed a reasonable period of time following the transfer of the Gross Administrative Charge Agreement. During the transition period, Transferor agrees to make any such books and records available to Transferee upon request.

         3.       FURTHER ACTIONS. Transferor shall provide notice of the
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Transfer and a copy of this Agreement to IDSL.


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         4.       ENTIRE AGREEMENT; AMENDMENT. This Agreement sets forth the
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entire understanding and agreement between the parties with respect to the transactions contemplated hereby and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date and year first above written.


                                 AMERIPRISE FINANCIAL, INC.

                                 By: /s/ Brian J. McGrane
                                 Name: Brian J. McGrane
                                 Title: Senior Vice President and Lead
                                          Financial Officer



                                 RIVERSOURCE INVESTMENTS, LLC

                                 By: /s/ Michelle M. Keeley
                                 Name: Michelle M. Keeley
                                 Title: Senior Vice President Fixed Income